Financial Risk Management Objective and Policies	12 Months Ended
Dec. 31, 2022
Financial Risk Management Objective and Policies [Abstract]
FINANCIAL RISK MANAGEMENT OBJECTIVE AND POLICIES

29 FINANCIAL RISK MANAGEMENT OBJECTIVE AND POLICIES

The Group’s principal financial liabilities comprise loans and borrowings, lease liabilities, due to related parties, bank overdrafts and trade and other payables. The main purpose of these financial liabilities is to finance the Group’s operations. The Group’s principal financial assets include trade and other receivables, contract assets, due from related parties and cash and cash equivalents that derive directly from its operations.

The main risks arising from the Group’s financial instruments are market risk, liquidity risk and credit risk. The Board of Directors reviews and agrees policies for managing each of these risks which are summarised below:

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and other price risk, such as equity price risk and commodity risk. The sensitivity analyses in the following sections relate to the position as at December 31, 2022 and 2021.

Interest rate risk

The Group is not exposed to any significant interest rate risk, all convertible notes have fixed interest rates and have been settled in their entirety during the year ended December 31, 2022.

Credit risk

The Group seeks to limit its credit risk with respect of customers by setting credit limits and monitoring outstanding receivables and maintaining positive cash flows.

With respect to credit risk arising from other financial assets of the Group, which comprise of bank balances and trade receivables, the Group’s exposure to credit risk arises from default of the counterparty, with the maximum exposure equal to the carrying amount of these instruments. The Group seeks to limit its credit risk to banks by only dealing with reputable banks and financial institutions.

Foreign currency risk

Foreign currency risk comprises of transaction and statement of financial position risk. Transaction risk relates to the Group’s cash flow being adversely affected by a change in the exchange rates of foreign currencies against US Dollars. The consolidated statement of financial position risk relates to the risk of the Group’s monetary assets and liabilities in foreign currencies acquiring a lower or higher value, when translated into US Dollars, as a result of currency movements.

The Group is exposed to foreign currency fluctuations on its transactions in foreign currencies, mainly in Egyptian and Lebanese Pounds. As the UAE Dirham and Saudi Riyal are pegged to the US Dollar, balances in these currencies are not considered to represent significant currency risk. The Group’s principle foreign currency risk arises from Egyptian and Lebanese Pounds denominated transactions.

The table below indicates the Group’s foreign currency exposure at December 31 as a result of its monetary assets and liabilities denominated in Egyptian Pounds. The analysis calculates the effect of a reasonable possible movement of the US Dollars rate against Egyptian with all other variables held constant on the consolidated statement of comprehensive income.

Sensitivity analysis

A 5% strengthening/(weakening) of the following currency against USD currency at 31 December would have increased/(decreased) financial instruments by USD equivalent amounts shown below:

	Increase/decrease in USD rate to the	Effect on loss before tax
	Egyptian Pound	USD
2022	+/-5%	76,352
2021	+/-5%	30,985

As for the Transactions denominated in Lebanese Pounds the Central Bank of Lebanon issued Basic Circular 157 setting the framework of exceptional measures for foreign-currency operations. Hence, banks operating in Lebanon must process customers’ FX operations (buy and sell) related to their personal or commercial needs on the electronic platform “Sayrafa”.

Transactions with customers encompass purchase and sale of foreign currencies banknotes against LBP, as well as operations from/to foreign currencies external accounts against LBP. The Sayrafa corresponds to a floating system and the Sayrafa average rate and volume of foreign currency operations are published on the website of the Central Bank of Lebanon. Foreign currency operations were executed on the Sayrafa platform at the following exchange rates:

	2022
	Rate as at December 31	Average rate for the period from January 1 to December 31
	LBP	LBP

US Dollar	38,000	25,681

The Sayrafa platform is not available for the purchase and sale of and “local” foreign currency bank accounts which are subject to unofficial capital controls.

The Sayrafa rates were introduced in Lebanon to suppress the black-market rates. Sayrafa platform was initially created in September 2021 for supporting corporate clients to pay for international shipments, expatriates’ salaries and tuition fees for Lebanese students studying abroad. The volume of transactions on the Sayrafa platform did not pick up until the end of December 2021, when Banque du Liban (’started selling fresh dollars on the platform to the public. On December 16, 2021, the Banque du Liban (‘issued Basic Circular No 161 allowing the public to withdraw cash amounts from their LBP accounts at the Sayrafa rate within their cash withdrawal limit.

The application of Sayrafa has affected the group’s statement of profit and loss in the following manner:

	At official rate	At sayrafa rate	Impact
Cost of revenues	407,056	24,587	382,469
Finance costs	315,883	17,119	298,764
General and administrative expenses	799,955	46,645	753,310
Net foreign exchange differences	7,690,532	391,694	7,298,838
Other income	3,082	209	2,873
Revenue	9,416,614	536,265	8,880,349
Selling and distribution expenses	158,475	9,603	148,872
Consultancy and professional fees	1,013	44	969

Liquidity risk

The Group limits its liquidity risk primarily from the funds generated from operations to settle supplier dues and provide the Group with sufficient funds to enable it to meet its financial obligations as they fall due.

The table below summarises the maturities of the Group’s undiscounted financial liabilities, based on contractual payment dates.

	On demand	Less than 3 months	3 months to 1 year	1 to 5 years	Total
	USD	USD	USD	USD	USD
December 31, 2022
Bank overdrafts	3,756	-	-	-	3,756
Lease liability	-	-	188,245	168,799	357,044
Trade and other payables	-	12,311,919	14,210,320	-	26,522,239
Total	3,756	12,311,919	14,398,565	168,799	26,883,039

December 31, 2021
Bank overdrafts	17,432	-	-	-	17,432
Lease liability	-	-	104,233	135,967	240,200
Trade and other payables	-	6,075,269	9,816,860	-	15,892,129
Total	17,432	6,075,269	9,921,093	135,967	16,149,761